UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2017

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Stockholders of MabVax Therapeutics Holdings, Inc. (the “Company”) that was re-convened on October 6, 2017, a total of 6,502,910 shares, or 52.19%, of the Company's stock entitled to vote at the Special Meeting, including Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock, and Series J Convertible Preferred Stock voting on an as-converted basis, subject to certain voting limitations set forth in the respective governing Certificates of Designation, were represented in person or by proxy.

Set forth below is a brief description of the remaining matter voted upon at the re-convened Special Meeting (the “Reverse Split Proposal”) and the voting results.

1) To grant the Board of Directors the authority, in its sole direction, in determining a higher stock price is required to continue to meet the continued listing qualifications for the NASDAQ Stock Exchange, to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time prior to September 28, 2018, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors.

Votes For	Votes Against	Abstain
6,306,305	154,225	42,380

The proposal was approved.

The Special Meeting was initially convened on September 28, 2017 to approve six proposals and was adjourned to October 2, 2017 to achieve a quorum on all proposals. On October 2, 2017, a quorum was achieved and five of the six proposals were voted on and approved as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2017. The meeting was adjourned to October 6, 2017 to solicit additional votes for the Reverse Split Proposal.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated October 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: October 6, 2017	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer